                                 ALLONGE TO NOTE

                                                                 July 2, 2002

         A. LASALLE BANK NATIONAL ASSOCIATION, as Trustee for the Registered Holders of LB-UBS Commercial Mortgage Trust 2001-C3, Commercial Mortgage Pass-Through Certificates, Series 2001-C3 ("Lender"), is the owner and holder of that certain Note dated May 31, 2001 (the "Note"), evidencing a loan (the "Loan") in the original principal amount of $14,000,000.00 made by Loyal Plaza Venture, L.P. a Delaware limited partnership ("Original Borrower"), in favor of Lehman Brothers Bank, FSB (the "Original Lender").

         B. Pursuant to that certain Open-End Mortgage and Security Agreement of even date with the Note, (the "Mortgage"), Original Borrower and Glimcher Loyal Plaza Tenant, L.P. mortgaged, gave, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated all of its right, title and interest in, to and under the Mortgaged Property (as defined in the Mortgage) for the purpose of securing (a) the Loan, including interest thereon, and all modifications, extensions and renewals thereof, (b) the payment and performance of all Debt (as defined in the Mortgage) by the Original Borrower and all other obligations of Original Borrower under the Note, Mortgage and the other Security Documents (as defined in the Mortgage) and (c) the payment of any money advanced by the Original Lender, or its successors, under the terms of the Note, Mortgage or other Security Documents or otherwise, together with interest thereon.

         C. Certain obligations regarding environmental remediation were undertaken by Original Borrower, Glimcher Properties Limited Partnership and Glimcher Loyal Plaza Tenant, L.P. ("Tenant" and, collectively with Glimcher Properties Limited Partnership, the "Holdback Principal") under a Holdback and Indemnity Agreement of even date with the Note (the "Holdback Agreement") and certain obligations of the Original Borrower under the Note, Mortgage and other Security Documents are guaranteed by Original Borrower and Tenant (in such capacity, the "Environmental Principal" and together with the Holdback Principal, the "Original Principal") (the Original Borrower, Tenant and Original Principal are collectively referred to as the "Original Obligors") under an Environmental Indemnity Agreement of even date with the Note (collectively with the Holdback Agreement, the "Indemnity Agreements") (the Note, Mortgage, other Security Documents, Indemnity Agreements and all other documents executed in connection with the Loan are collectively referred to as the "Loan Documents").

         D. Original Lender transferred, assigned and conveyed all of its right, title and interest in and to the Note the other Loan Documents to Lender, and Lender is the current holder of Original Lender's interest in the Loan and the Loan Documents, including, without limitation, the Note, Mortgage and Indemnity Agreements.

         E. Original Borrower, with the consent of Lender, has transferred the Mortgaged Property (as defined in the Mortgage) to Loyal Plaza Associates, L.P., a Delaware limited partnership ("Assuming Borrower") subject to the Mortgage and other Security Documents and Assuming Borrower has assumed each and every obligation of the Original Borrower. Cedar Income Fund Partnership, L.P. a Delaware limited partnership and Cedar Income Fund, LTD a Maryland Real Estate Investment Trust (individually or collectively, if more than one, the "Assuming Principal", and together with the Assuming Borrower, the "Assuming Obligors") have respectively assumed each and every obligation of the Original Principal under the Indemnity Agreements. In connection therewith, Original Obligors and Assuming Obligors executed and delivered to the Lender the Loan Assumption and Modification Agreement (the "Assumption Agreement") of even date herewith.

         FOR VALUE RECEIVED, the Assuming Borrower represents, warrants and agrees, in favor of Lender, its successors and assigns, under the Note made by Original Borrower, to which this Allonge is attached, as follows:

         1. Confirmation of Recitals. Each of the foregoing statements is incorporated herein and is made a part hereof.

         2. Loan Terms to Remain Same. The terms of the Note, including, without limitation, the rate of interest accrual and the amount of monthly installments due thereunder are unchanged and shall remain in full force and effect, enforceable against Assuming Borrower in accordance therewith. The terms of the Mortgage, Indemnity Agreements and other Loan Documents shall, except as modified herein and by the Assumption Agreement, remain in full force and effect, enforceable against Assuming Obligors in accordance therewith.

         3. Confirmation of Balance. The principal balance owing to Lender and pursuant to the Note is $13,877,087.23, as of the date hereof, with interest accruing from and after June 11, 2002.

         4. Confirmation of Obligations. Assuming Borrower hereby confirms its obligation to pay, perform and discharge each and every obligation of payment and performance under and pursuant to the Note in accordance with its terms. Assuming Borrower hereby confirms its obligation to pay, perform and discharge each and every obligation of payment and performance under and pursuant to the Mortgage and Other Loan Documents in accordance with their terms.

         5. Estoppel. Assuming Borrower hereby represents and warrants that no defaults, defenses, offsets or claims by the Assuming Obligors exist under or pursuant to the Note, Mortgage and other Loan Documents, and fully, unconditionally and forever waives, relinquishes and discharges any defenses, offsets or claims which may now exist or hereafter accrue by reason of facts or circumstances presently in existence.

         6. Miscellaneous. This Allonge shall be interpreted, construed and enforced according to the laws of the State of Pennsylvania, and shall be binding upon and inure to the benefit of the Assuming Borrower and Lender and their respective heirs, personal representatives, legal representatives, successors-in-title and assigns whether by voluntary action of the parties or by operation of law.

                 This Allonge is to be firmly affixed and attached to the Note as a part thereof.


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

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Allonge to the Note as of the date and year first above written.

         ASSUMING
         BORROWER:        Loyal Plaza Associates, L.P., a Delaware limited
                          partnership

                          By: CIF-Loyal Plaza Associates, L.P. a Delaware limited partnership
                          Its: General Partner

                                   By:  CIF-Loyal Plaza Associates, Corp., a
                                        Delaware corporation
                                   Its: General Partner


                                   By:      /s/  Brenda J. Walker
                                            ----------------------------------
                                   Name:         Brenda J. Walker
                                            ----------------------------------
                                   Title:   Vice President
                                            ----------------------------------

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